UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2022

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 28, 2022, Vistagen Therapeutics, Inc. (the “Company”) reconvened its 2022 Annual Meeting of Stockholders (the “Reconvened Annual Meeting”) to consider and vote on Proposal Nos. 5 and 6. The results of the voting at the Reconvened Annual Meeting are set forth below.

Proposal No. 5 – Approval of Discretionary Authorization to Implement a Reverse Stock Split

	For	Against	Abstain
Votes	104,229,120	25,372,666	4,016,453

The vote required to approve Proposal No. 5, discretionary authority for the Company’s Board of Directors (the “Board”) to have the option to implement a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (“Common Stock”), at a ratio of between 1-for-2 and 1-for-30 (the “Reverse Split”), with the exact ratio to be determined by the Board, and the filing of an amendment to the Company’s Restated and Amended Articles of Incorporation, as amended, with the Nevada Secretary of State to effect the Reverse Split at any time as the Board may deem necessary and advisable prior to October 14, 2023, the one-year anniversary of the initial date of the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) (the “Reverse Split Authorization”), was the affirmative vote of a majority of the 206,836,945 outstanding shares of the Company’s Common Stock entitled to vote as of the record date for the Annual Meeting. Accordingly, stockholders approved the Reverse Split Authorization.

Proposal No. 6 – Approval of an Amendment to the Company’s Bylaws

	For	Against	Abstain
Votes	65,592,186	24,302,176	3,454,611

The vote required to approve Proposal No. 6 to amend the Company’s Second Amended and Restated Bylaws, as amended, to allow the Board in its sole discretion to determine, from time to time, the number of directors constituting the Board was the affirmative vote of a majority of the 206,836,945 outstanding shares of the Company’s Common Stock entitled to vote as of the record date for the Annual Meeting. Accordingly, stockholders did not approve Proposal No. 6.

Details of the results of voting on Proposal Nos. 1 through 4, which voting occurred on October 14, 2022 at the initial commencement of the Annual Meeting, are available in the Current Report on Form 8-K filed by the Company on October 19, 2022. For more information about the foregoing proposals, please review the Company’s Proxy Statement, filed with the Securities and Exchange Commission on August 31, 2022.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: October 28, 2022	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer